                                                                    Exhibit 99.1
                                                                 August 15, 1995
                                                                          Page 1

                             APPLIED MATERIALS, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                      Three Months Ended            Nine Months Ended
----------------------------------------------------------------------------------------------------------
                                                     July 30,      July 31,      July 30,        July 31,
(In thousands, except per share data)                 1995          1994           1995            1994
----------------------------------------------------------------------------------------------------------
Net sales                                           $897,684      $440,228      $2,079,231      $1,192,009
                                                    --------      --------      ----------      ----------

Costs and expenses:
     Cost of products sold                           489,256       234,656       1,127,781         641,067
     Research, development
       and engineering                                85,789        52,494         219,178         135,386
     Marketing and selling                            62,520        39,851         158,566         113,254
     General and administrative                       44,109        20,279         109,096          60,500
     Other, net                                        2,633           701           4,286             815
                                                    --------      --------      ----------      ----------

Income from operations                               213,377        92,247         460,324         240,987
Interest expense                                       5,527         3,659          17,161          10,779
Interest income                                        6,323         2,946          16,306           7,214
                                                    --------      --------      ----------      ----------
Income from consolidated companies before
     taxes and cumulative effect of accounting
     change                                          214,173        91,534         459,469         237,422
Provision for income taxes                            74,961        32,036         160,814          83,097
                                                    --------      --------      ----------      ----------

Income from consolidated companies before
     cumulative effect of accounting change          139,212        59,498         298,655         154,325
Equity in net loss of joint venture                     --           1,362            --             3,727
                                                    --------      --------      ----------      ----------

Income before cumulative effect of
     accounting change                               139,212        58,136         298,655         150,598
Cumulative effect of a change in accounting
     for income taxes                                   --            --              --             7,000
                                                    --------      --------      ----------      ----------

Net income                                          $139,212      $ 58,136      $  298,655      $  157,598
                                                    --------      --------      ----------      ----------
Earnings per share
     Before cumulative effect of accounting
        change                                      $   1.57      $   0.68      $     3.42      $     1.78
                                                    --------      --------      ----------      ----------
     Net income                                     $   1.57      $   0.68      $     3.42      $     1.86
                                                    --------      --------      ----------      ----------

Average common shares and
     equivalents                                      88,877        86,033          87,399          84,654
----------------------------------------------------------------------------------------------------------

                                                                 August 15, 1995
                                                                          Page 2

                            APPLIED MATERIALS, INC.
                     CONSOLIDATED CONDENSED BALANCE SHEETS*

----------------------------------------------------------------------------------------------------------------
                                                                            July 30,                 Oct. 30,
           (In thousands)                                                     1995                     1994
----------------------------------------------------------------------------------------------------------------
       ASSETS       Current assets:
                        Cash and cash equivalents                        $     262,363             $     160,320
                        Short-term investments                                 437,382                   262,005
                        Accounts receivable, net                               778,113                   405,813
                        Inventories                                            391,229                   245,710
                        Deferred income taxes                                  104,646                    99,766
                        Other current assets                                    84,470                    56,923
                                                                         -------------             -------------
                    Total current assets                                     2,058,203                 1,230,537

                    Property, plant and equipment, net                         557,718                   452,454
                    Other assets                                                22,210                    19,674
                                                                         -------------             -------------
                    Total assets                                         $   2,638,131             $   1,702,665
                                                                         -------------             -------------

 LIABILITIES        Current liabilities:
          AND           Notes payable                                    $      73,607             $      43,081
STOCKHOLDERS'           Current portion of long-term debt                       25,428                    15,432
       EQUITY           Accounts payable and
                          accrued expenses                                     595,303                   378,238
                        Income taxes payable                                    65,625                    59,682
                                                                         -------------             -------------
                    Total current liabilities                                  759,963                   496,433

                    Long-term debt                                             231,103                   209,114
                    Deferred income taxes and
                         other non-current obligations                          39,748                    30,854
                                                                         -------------             -------------
                    Total liabilities                                        1,030,814                   736,401
                                                                         -------------             -------------


                    Stockholders' equity:
                        Common stock                                               893                       841
                        Additional paid-in capital                             720,644                   390,655
                        Retained earnings                                      844,581                   545,926
                        Cumulative translation adjustments                      41,199                    28,842
                                                                         -------------             -------------
                    Total stockholders' equity                               1,607,317                   966,264
                                                                         -------------             -------------
                    Total liabilities and
                        stockholders' equity                             $   2,638,131             $   1,702,665
----------------------------------------------------------------------------------------------------------------

           *Amounts as of July 30, 1995 are unaudited. Amounts as of October 30, 1994 were obtained from the October 30, 1994 audited financial statements.